Exhibit 10.2

SUBORDINATION AND INTERCREDITOR AGREEMENT

THIS SUBORDINATION AND INTERCREDITOR AGREEMENT (as amended, restated, supplemented or otherwise modified from time to time in accordance with the terms hereof, this “Agreement”) is entered into as of September 1, 2016, by and among Longboard Capital Advisors LLC (the “Subordinated Agent”), Ener-Core, Inc., a Delaware corporation (“Borrower”), Ener-Core Power, Inc., a Delaware corporation (the “Guarantor”), Anthony Tang, as a Senior Lender (as defined below) (the “Senior L/C Lender”), and Empery Tax Efficient, LP in its capacity as collateral agent for the Senior Note Lenders (as defined below) (together with its successors and assigns, the “Agent”).

R E C I T A L S

A. Borrower, Agent and Senior Note Lenders have entered into (i) a Securities Purchase Agreement dated as of April 22, 2015 and (ii) a Securities Purchase Agreement dated as of May 7, 2015 (collectively, as each may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Note Agreements”) pursuant to which, among other things, Senior Note Lenders have agreed, subject to the terms and conditions set forth in the Senior Note Agreements, to purchase senior secured notes from Borrower. All of (i) Borrower’s obligations to Agent and Senior Note Lenders under the Senior Note Agreements and the other Senior Note Debt Documents (as hereinafter defined), and (ii) the obligations of the Guarantor, to Agent and Senior Note Lenders under the Guaranty, dated as of April 23, 2015 (as amended prior to the date hereof and as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Senior Guaranty”), are secured by first priority liens on and security interests in substantially all of the now existing and hereafter acquired real and personal property of the Borrower and the Guarantor (the “Collateral”).

B. Borrower and the Senior L/C Lender have entered into that certain Backstop Security Support Agreement, dated as of November 2, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “L/C Support Agreement”), pursuant to which Senior L/C Lender may extend credit to Borrower in the aggregate principal amount not to exceed $2,100,000. All of Borrower’s and Guarantor’s obligations to the Senior L/C Lender under the Senior L/C Debt Documents (as hereinafter defined) are secured by subordinated liens on and security interests in substantially all of the Collateral.

C. Agent, Senior L/C Lender, Borrower and Guarantor have entered into that certain Subordination and Intercreditor Agreement, dated as of November 2, 2015 (as the same may be amended, restated, supplemented or otherwise modified from time to time, the “Senior Intercreditor Agreement”), which sets forth the rights and obligations of the Agent and the Senior Note Lenders, on the one hand, and the Senior L/C Lender, on the other hand.

D. Borrower, the buyers party thereto (the “Subordinated Creditors”) and the Subordinated Agent have entered into that certain Securities Purchase Agreement, dated as of the date hereof (the “Subordinated SPA”), pursuant to which, among other things, the Subordinated Creditors have agreed, subject to terms and conditions set forth therein, to purchase unsecured notes from the Borrower.

E. As an inducement to and as one of the conditions precedent to the agreement of Agent, Senior Note Lenders and the Senior L/C Lender to approve the transactions contemplated by the Subordinated SPA and the other Subordinated Debt Documents (as hereinafter defined), Agent, Senior Lenders and the Senior L/C Lender have required the execution and delivery of this Agreement by Subordinated Agent, on behalf of itself and the Subordinated Creditors, and the Credit Parties (as hereinafter defined) in order to set forth the relative rights and priorities of Agent, Senior Note Lenders, Senior L/C Lender, Subordinated Agent and Subordinated Creditors under the Senior Debt Documents (as hereinafter defined) and the Subordinated Debt Documents.

NOW, THEREFORE, in order to induce Agent, Senior Note Lenders and the Senior L/C Lender to consent and approve the transactions contemplated by the Subordinated Debt Documents, and for other good and valuable consideration, the receipt and sufficiency of which hereby are acknowledged, the parties hereto hereby agree as follows:

1. Definitions. The following terms shall have the following meanings in this Agreement:

“Agent” has the meaning specified therefor in the preamble hereto.

“Bankruptcy Code” shall mean the provisions of Title 11 of the United States Code, as amended from time to time and any successor statute and all rules and regulations promulgated thereunder.

“Bankruptcy Law” shall mean the Bankruptcy Code and any other federal, state, or foreign law for the relief of debtors.

“Borrower” has the meaning specified therefor in the preamble hereto.

“Collateral” has the meaning specified therefor in the recitals hereto.

“Credit Parties” shall mean, collectively, Borrower, Guarantor and each other subsidiary, and any guarantor or obligor of all or any portion of the Senior Debt and/or the Subordinated Debt.

“Distribution” shall mean, with respect to any indebtedness, obligation or security (a) any payment or distribution by any Credit Party of cash, securities or other property, by set-off or otherwise, on account of such indebtedness, obligation or security, (b) any redemption, purchase or other acquisition of such indebtedness, obligation or security by any Credit Party or (c) the granting of any lien or security interest to or for the benefit of the holders of such indebtedness, obligation or security in or upon any property or interests in property of any Credit Party.

“Enforcement Action” shall mean (a) to take from or for the account of any Credit Party, by set-off or in any other manner, the whole or any part of any moneys which may now or hereafter be owing by any Credit Party with respect to the Subordinated Debt (other than receipt of Permitted Subordinated Debt Payments to the extent permitted under Section 2.3), (b) to sue for payment of, or to initiate or participate with others in any suit, action or proceeding against any Credit Party to (i) enforce payment of or to collect the whole or any part of the Subordinated Debt or (ii) commence judicial enforcement of any of the rights and remedies under the Subordinated Debt Documents or applicable law with respect to the Subordinated Debt, including, without limitation, the commencement of a Proceeding, (c) to accelerate the Subordinated Debt, (d) to exercise any put option or to cause any Credit Party to honor any redemption or mandatory prepayment obligation under any Subordinated Debt Document, (e) to take any action under the provisions of any state or federal law, including, without limitation, the Uniform Commercial Code, or under any contract or agreement, to enforce, foreclose upon, take possession of or sell any property or assets of any Credit Party, including the Collateral, (f) to notify account debtors or directly collect accounts receivable or other payment rights of any Credit Party or (g) to exercise in any other manner any remedies with respect to the Subordinated Debt set forth in any Subordinated Debt Document or that otherwise might be available to Subordinated Agent at law, in equity, pursuant to judicial proceeding or otherwise.

“Guarantor” has the meaning specified therefor in the preamble hereto.

“L/C Support Agreement” has the meaning specified therefor in the recitals hereto.

“Paid in Full” or “Payment in Full” shall mean the occurrence of all of the following: (a) payment in full in cash of all of the Senior Note Debt and/or of all of the Senior L/C Debt, as applicable, and (b) with respect to the Senior L/C Debt, termination, cancellation or cash collateralization in a manner acceptable to the Senior L/C Lender of all outstanding letters of credit and obligations in connection therewith.

“Permitted Refinancing” shall mean any refinancing of any of the Senior Debt under the applicable Senior Debt Documents.

“Permitted Subordinated Debt Payments” has the meaning specified therefor in Section 2.3(a).

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“Person” shall mean any natural person, corporation, general or limited partnership, limited liability company, firm, trust, association, government, governmental agency or other entity, whether acting in an individual, fiduciary or other capacity.

“Proceeding” shall mean any voluntary or involuntary insolvency, bankruptcy, receivership, custodianship, liquidation, dissolution, reorganization, assignment for the benefit of creditors, appointment of a custodian, receiver, trustee or other officer with similar powers or any other proceeding for the liquidation, dissolution or other winding up of a Person, whether initiated under the Bankruptcy Code or any other similar federal or state statute.

“Senior Default” shall mean any default or event of default under any Senior Debt Document.

“Senior Debt” shall mean the Senior Note Debt and the Senior L/C Debt.

“Senior Debt Documents” shall mean the Senior Note Debt Documents and/or the Senior L/C Debt Documents, as applicable.

“Senior Guaranty” has the meaning specified therefor in the recitals hereto.

“Senior Intercreditor Agreement” has the meaning specified therefor in the recitals hereto.

“Senior L/C Debt” shall mean all obligations, liabilities and indebtedness of every nature of each Credit Party from time to time owed to the Senior L/C Lender under the Senior L/C Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest accruing thereon (including, without limitation, interest accruing after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim) and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code.

“Senior L/C Debt Documents” shall mean the L/C Support Agreement, any guaranties with respect to the Senior L/C Debt and all other documents, agreements and instruments now existing or hereinafter entered into evidencing or pertaining to all or any portion of the Senior L/C Debt, excluding the Warrant (as defined in the L/C Support Agreement).

“Senior L/C Lender” has the meaning specified therefor in the preamble hereto.

“Senior Lenders” shall mean Agent, Senior Note Lenders and/or Senior L/C Lender, as applicable.

“Senior Note Agreements” has the meaning specified therefor in the recitals hereto.

“Senior Note Debt” shall mean all obligations, liabilities and indebtedness of every nature of each Credit Party from time to time owed to Agent or any Senior Note Lender under the Senior Note Debt Documents, including, without limitation, the principal amount of all debts, claims and indebtedness, accrued and unpaid interest accruing thereon (including, without limitation, interest accruing after the commencement of a Proceeding, without regard to whether or not such interest is an allowed claim) and all fees, costs and expenses, whether primary, secondary, direct, contingent, fixed or otherwise, heretofore, now and from time to time hereafter owing, due or payable, whether before or after the filing of a Proceeding under the Bankruptcy Code.

“Senior Note Debt Documents” shall mean the Senior Note Agreements, the Senior Guaranty and all other agreements, documents and instruments executed from time to time in connection therewith, including, without limitation, the senior secured notes issued pursuant to the Senior Note Agreements, as the same may be amended, restated, supplemented, refinanced or otherwise modified from time to time, as permitted hereunder.

“Senior Note Lenders” shall mean the holders of the Senior Note Debt, and shall include, without limitation, the “Buyers”, as such term is defined in each of the Senior Note Agreements.

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“Subordinated Agent” has the meaning specified therefor in the preamble hereto.

“Subordinated Creditors” has the meaning specified therefor in the recitals hereto.

“Subordinated Debt” shall mean all of the obligations, liabilities and indebtedness of each Credit Party to the Subordinated Agent and the Subordinated Creditors evidenced by or incurred pursuant to the Subordinated Debt Documents.

“Subordinated Debt Documents” shall mean the Subordinated SPA, the Subordinated Warrants, the Subordinated Notes, any guaranties with respect to the Subordinated Debt and all other documents, agreements and instruments executed from time to time in connection therewith, as the same may be amended, restated, supplemented, refinanced or otherwise modified from time to time, as permitted hereunder.

“Subordinated Notes” shall mean the unsecured notes issued to the Subordinated Creditors pursuant to the Subordinated SPA.

“Subordinated Warrants” shall mean the warrants to purchase shares of common stock of the Borrower issued to the Subordinated Creditors pursuant to the Subordinated SPA, including the Additional Warrants (as defined in the Subordinated SPA) issuable after the date hereof, if any.

2. Subordination.

2.1. Subordination of Subordinated Debt to Senior Debt. Each Credit Party covenants and agrees, and the Subordinated Agent, on behalf itself and each Subordinated Creditor, hereby covenants and agrees and by the Subordinated Agent’s and the Subordinated Creditors’ acceptance of the Subordinated Debt Documents (whether upon original issue or upon transfer or assignment) likewise covenants and agrees, notwithstanding anything to the contrary contained in any of the Subordinated Debt Documents, that the payment of any and all of the Subordinated Debt shall be subordinate and subject in right and time of payment, to the extent and in the manner hereinafter set forth, to the Payment in Full of all Senior Debt. Each holder of Senior Debt, whether now outstanding or hereafter created, incurred, assumed or guaranteed, shall be deemed to have acquired Senior Debt in reliance upon the provisions contained in this Agreement.

2.2. Liquidation, Dissolution, Bankruptcy. In the event of any Proceeding involving any Credit Party:

(a) All Senior Debt shall first be Paid in Full before any Distribution, whether in cash, securities or other property, shall be made to Subordinated Agent or any Subordinated Creditor on account of any Subordinated Debt.

(b) Any Distribution, whether in cash, securities or other property which would otherwise, but for the terms hereof, be payable or deliverable in respect of the Subordinated Debt shall be paid or delivered directly to Agent (to be held and/or applied to the Senior Note Debt by Agent in accordance with the terms of the Senior Note Debt Documents) until all Senior Note Debt is Paid in Full (upon such event Agent shall deliver to Senior L/C Lender (or to such other Person entitled thereto under applicable law) amounts and any cash, securities or other property held and not applied to the Senior Note Debt), and thereafter to Senior L/C Lender (to be held and/or applied to the Senior L/C Debt by Senior L/C Lender in accordance with the terms of the Senior L/C Debt Documents) until all Senior L/C Debt is Paid in Full. The Subordinated Agent, on behalf of itself and each Subordinated Creditor, irrevocably authorizes, empowers and directs any debtor, debtor in possession, receiver, trustee, liquidator, custodian, conservator or other Person having authority, to pay or otherwise deliver all such Distributions to Agent (to be held and/or applied to the Senior Note Debt by Agent in accordance with the terms of the Senior Note Debt Documents) until all Senior Note Debt is Paid in Full (upon such event Agent shall deliver to Senior L/C Lender (or to such other Person entitled thereto under applicable law) amounts and any cash, securities or other property held and not applied to the Senior Note Debt), and thereafter to Senior L/C Lender (to be held and/or applied to the Senior L/C Debt by Senior L/C Lender in accordance with the terms of the Senior L/C Debt Documents) until all Senior L/C Debt is Paid in Full. The Subordinated Agent, on behalf of itself and each Subordinated Creditor, also irrevocably authorizes and empowers Agent until all Senior Note Debt is Paid in Full, and thereafter Senior L/C Lender until all Senior L/C Debt is Paid in Full, in the name of Subordinated Agent, on behalf of itself and each Subordinated Creditor, to demand, sue for, collect and receive any and all such Distributions.

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(c) The Subordinated Agent, on behalf of itself and each Subordinated Creditor, agrees (i) not to initiate, prosecute or participate in any claim, action or other proceeding challenging the enforceability, validity, perfection or priority of the Senior Debt or any liens and security interests securing the Senior Debt, (ii) not to, directly or indirectly, provide, offer to provide, or support any financing (other than any DIP Financing provided by the Senior Note Lenders) provided under Section 364 of the Bankruptcy Code or any similar provision of any other Bankruptcy Law (such financing, a “DIP Financing”), without the written consent of the Senior Lenders, (iii) not to object to any DIP Financing provided by any Senior Note Lender and (iv) to consent to the use of cash collateral (as such term is defined in Section 363(a) of the Bankruptcy Code; herein, “Cash Collateral”), on which the Agent has a lien to the extent the Agent has consented to such use of Cash Collateral.

(d) Subordinated Agent, on behalf of itself and each Subordinated Creditor, agrees to execute, verify, deliver and file any proofs of claim in respect of the Subordinated Debt requested by Agent until all Senior Note Debt is Paid in Full, and thereafter by Senior L/C Lender until all Senior L/C Debt is Paid in Full in connection with any such Proceeding and hereby irrevocably authorizes, empowers and appoints Agent until all Senior Note Debt is Paid in Full, and thereafter Senior L/C Lender until all Senior L/C Debt is Paid in Full, its agent and attorney-in-fact with full power of substitution and with full authority in the place and stead of Subordinated Agent and each Subordinated Creditor and in the name of Subordinated Agent and each Subordinated Creditor or otherwise to (i) execute, verify, deliver and file such proofs of claim upon the failure of Subordinated Agent or the Subordinated Creditors promptly to do so prior to 10 days before the expiration of the time to file any such proof of claim and (ii) vote such claim in any such Proceeding upon the failure of Subordinated Agent or Subordinated Creditors to do so prior to 10 days before the expiration of the time to vote any such claim; provided neither Agent nor Senior L/C Lender shall have any obligation to execute, verify, deliver, file and/or vote any such proof of claim. In the event that Agent or Senior L/C Lender, as applicable, votes any claim in accordance with the authority granted hereby, Subordinated Agent and each Subordinated Creditor shall not be entitled to change or withdraw such vote.

(e) The Senior Debt shall continue to be treated as Senior Debt and the provisions of this Agreement shall continue to govern the relative rights and priorities of Senior Lenders, Subordinated Agent and Subordinated Creditors even if all or part of the Senior Debt or the security interests securing the Senior Note Debt and/or any security interests securing the Senior L/C Debt are subordinated, set aside, avoided, invalidated or disallowed in connection with any such Proceeding, and this Agreement shall be reinstated if at any time any payment of any of the Senior Debt is rescinded or must otherwise be or is returned by any holder of Senior Debt or any representative of such holder.

2.3. Subordinated Debt Payment Restrictions.

(a) Notwithstanding the terms of the Subordinated Debt Documents, each Credit Party hereby agrees that it may not make, and the Subordinated Agent, on behalf of itself and each Subordinated Creditor, hereby agrees that it will not accept, any Distribution with respect to the Subordinated Debt until all of the Senior Debt is Paid in Full; provided, that, (i) so long as no Senior Default has occurred and is continuing or would result therefrom, the Credit Parties may make, and the Subordinated Agent may accept, cash interest payments in accordance with Section 2 of the Subordinated Notes (as in effect on the date hereof) and (ii) nothing in this Agreement shall prohibit issuances of common stock of the Borrower in accordance with the provisions of (A) the Subordinated Notes (as in effect on the date hereof) and (B) the Subordinated Warrants (as in effect on the date hereof) (such Distributions described in clauses (i) and (ii) above, the “Permitted Subordinated Debt Payments”).

(b) No Senior Default shall be deemed to have been waived for purposes of this Section 2.3 unless and until the Credit Parties shall have received a written waiver from Agent and/or Senior L/C Lender, as applicable.

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2.4. Subordinated Debt Standstill Provisions. Until all Senior Debt is Paid in Full, Subordinated Agent and each Subordinated Creditor shall not, without the prior written consent of Agent and Senior L/C Lender, take any Enforcement Action with respect to the Subordinated Debt.

2.5. Incorrect Payments. If any Distribution on account of the Subordinated Debt not permitted to be made by any Credit Party or accepted by Subordinated Agent under this Agreement is made and received by Subordinated Agent or any Subordinated Creditor, such Distribution shall not be commingled with any of the assets of Subordinated Agent, shall be held in trust by Subordinated Agent for the benefit of Senior Lenders and shall be promptly paid over to Agent (to be held and/or applied to the Senior Note Debt by Agent in accordance with the terms of the Senior Note Debt Documents) until all Senior Note Debt is Paid in Full (upon such event Agent shall deliver to Senior L/C Lender (or to such other Person entitled thereto under applicable law) amounts and Distributions held and not applied to the Senior Note Debt), and thereafter to Senior L/C Lender (to be held and/or applied to the Senior L/C Debt by Senior L/C Lender in accordance with the terms of the Senior L/C Debt Documents) until all Senior L/C Debt is Paid in Full.

2.6. Subordination and Release of Liens and Security Interests; Agreement Not to Contest.

(a) Until all Senior Debt has been Paid in Full, any liens and security interests of Subordinated Agent and each Subordinated Creditor in any Collateral which may exist in breach of Subordinated Agent’s agreement pursuant to Section 3.2 and Subordinated Agent’s representations and warranties pursuant to Section 5.1, shall be and hereby are subordinated for all purposes and in all respects to the liens and security interests of Senior Lenders in such Collateral, regardless of the time, manner or order of perfection of any such liens and security interests. In the event that Subordinated Agent obtains any liens or security interests in the Collateral, Subordinated Agent shall (or shall cause its agent) to promptly execute and deliver to Agent (or after all of the Senior Note Debt has been Paid in Full, Senior L/C Lender) such termination statements and releases as Agent or Senior L/C Lender, as applicable, shall request to effect the release of the liens and security interests of Subordinated Agent and each Subordinated Creditor in such Collateral. In furtherance of the foregoing, Subordinated Agent hereby irrevocably appoints Agent (and after all of the Senior Note Debt has been Paid in Full, Senior L/C Lender) its attorney-in-fact, with full power of substitution and with full authority in the place and stead of Subordinated Agent and each Subordinated Creditor and in the name of Subordinated Agent and each Subordinated Creditor or otherwise, to execute and deliver any document or instrument which Subordinated Agent or Subordinated Creditor may be required to deliver pursuant to this Section 2.6.

(b) Subordinated Agent, on behalf of itself and each Subordinated Creditor, agrees that it will not at any time contest the validity, perfection, priority or enforceability of the Senior Debt, the Senior Debt Documents, or the liens and security interests of Senior Lenders in the Collateral securing the Senior Debt.

2.7. Sale, Transfer or other Disposition of Subordinated Debt.

(a) Subordinated Agent and Subordinated Creditors shall not sell, assign, pledge, dispose of or otherwise transfer all or any portion of the Subordinated Debt or any Subordinated Debt Document without the prior written consent of the Senior Lenders.

(b) Notwithstanding the foregoing, the subordination effected hereby shall survive any sale, assignment, pledge, disposition or other transfer of all or any portion of the Subordinated Debt in violation of the foregoing prohibition, and the terms of this Agreement shall be binding upon the successors and assigns of the Subordinated Agent and Subordinated Creditors, as provided in Section 10 hereof.

2.8. Application of Proceeds from Sale or other Disposition of the Collateral. In the event of any sale, transfer or other disposition (including a casualty loss or taking through eminent domain or expropriation) of any Collateral, the proceeds resulting therefrom (including insurance proceeds) shall be applied in accordance with the terms of the Senior Debt Documents (as in effect on the date hereof) until such time as all of the Senior Debt is Paid in Full, then any excess shall be paid to the Subordinate Agent.

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2.9. Legends. Until the termination of this Agreement in accordance with Section 16 hereof, the Subordinated Agent, on behalf of itself and each Subordinated Creditor, will cause to be clearly, conspicuously and prominently inserted on the face of each Subordinated Debt Document, as well as any renewals or replacements thereof, the following legend:

“This instrument and the rights and obligations evidenced hereby are subordinate in the manner and to the extent set forth in that certain Subordination and Intercreditor Agreement, dated as of September 1, 2016 (as the same may be amended or otherwise modified from time to time pursuant to the terms thereof, the “Subordination Agreement”), by and among Longboard Capital Advisors LLC (the “Subordinated Agent”), Ener-Core, Inc., a Delaware corporation (“Borrower”), Ener-Core Power, Inc., a Delaware corporation (the “Guarantor”), Anthony Tang, as a Senior Lender (as defined therein) (the “Senior L/C Lender”), and Empery Tax Efficient, LP in its capacity as collateral agent for the Senior Note Lenders (as defined therein) (together with its successors and assigns, the “Agent”), to the indebtedness (including interest) owed by the Credit Parties (as defined therein) pursuant to that certain (a)(i) Securities Purchase Agreement dated as of April 22, 2015 and (ii) a Securities Purchase Agreement dated as of May 7, 2015, in each case of clauses (i) and (ii), by and among Borrower, Agent and the Senior Note Lenders and (b) Backstop Security Support Agreement, dated as of November 2, 2015, by and between the Borrower and Senior L/C Lender, in each case, as amended, restated, supplemented, refinanced or otherwise modified from time to time; and each holder of this instrument, by its acceptance hereof, irrevocably agrees to be bound by the provisions of the Subordination Agreement.”

2.10. Obligations Hereunder Not Affected. All rights and interest of the Senior Lenders hereunder, and all agreements and obligations of Subordinated Agent and each Subordinated Creditor, any Credit Party hereunder, shall remain in full force and effect irrespective of:

(a) any lack of validity or enforceability of any document evidencing any of the Senior Debt;

(b) any change in the time, manner or place of payment of, or any other term of, all or any of the Senior Debt, or any other permitted amendment or waiver of or any release or consent to departure from any of the Senior Debt Documents;

(c) any exchange, release or non-perfection of any collateral for all or any of the Senior Debt;

(d) any failure of any Senior Lender to assert any claim or to enforce any right or remedy against any other party hereto under the provisions of this Agreement or any Senior Debt Document other than this Agreement;

(e) any reduction, limitation, impairment or termination of the Senior Debt for any reason, including any claim of waiver, release, surrender, alteration or compromise, and shall not be subject to (and each Credit Party and Subordinated Agent, on behalf of itself and each Subordinated Creditor, hereby waive any right to or claim of) any defense or setoff, counterclaim, recoupment or termination whatsoever by reason of invalidity, illegality, nongenuiness, irregularity, compromise, unenforceability of, or any other event or occurrence affecting, any Senior Debt; and

(f) any other circumstance, whether similar or dissimilar which might otherwise constitute a defense available to, or a discharge of, any Credit Party in respect of the Senior Debt or Subordinated Agent and each Subordinated Creditor in respect of this Agreement.

Subordinated Agent, on behalf of itself and each Subordinated Creditor, acknowledges and agrees that Senior Lenders may in accordance with the terms of the Senior Debt Documents, without notice or demand and without affecting or impairing Subordinated Agent’s obligations hereunder from time to time (i) renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Debt or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof; (ii) take or hold security for the payment of the Senior Debt and exchange, enforce, foreclose upon, waive and release any such security; (iii) apply such security and direct the order or manner of sale thereof as any Senior Lender in its sole discretion, may determine; (iv) release and substitute one or more endorsers, warrantors, borrowers or other obligors; and (v) exercise or refrain from exercising any rights against the Credit Parties or any other Person, provided that Senior Lenders shall endeavor to provide written notice to Subordinated Agent in the event that Senior Lenders renew, compromise, extend, increase, accelerate or otherwise change the time for payment of, or otherwise change the terms of the Senior Debt or any part thereof, including, without limitation, to increase or decrease the rate of interest thereon or the principal amount thereof.

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3. Modifications.

3.1. Modifications to Senior Debt Documents. Senior Lenders may at any time and from time to time without the consent of or notice to the Subordinated Agent and the Subordinated Creditors, without incurring liability to Subordinated Agent and the Subordinated Creditors and without impairing or releasing the obligations of Subordinated Agent under this Agreement, change the manner or place of payment or extend the time of payment of or renew or alter any of the terms or increase the amount of any or all of the Senior Debt, or amend or otherwise modify in any manner any agreement, note, guarantee or other instrument evidencing or securing or otherwise relating to any or all of the Senior Debt or any Senior Debt Documents.

3.2. Modifications to Subordinated Debt Documents. Until all of the Senior Debt has been Paid in Full, and notwithstanding anything to the contrary contained in the Subordinated Debt Documents, the Subordinated Agent and each Subordinated Lender shall not, without the prior written consent of Agent and Senior L/C Lender, agree to any amendment, modification or supplement to the Subordinated Debt Documents.

4. Waiver of Certain Rights by Subordinated Agent. The Subordinated Agent hereby waives all notice of the acceptance by Agent and Senior Lenders of the subordination and other provisions of this Agreement, and Subordinated Agent expressly consents to reliance by Agent and the Senior Lenders upon the subordination and other agreements as herein provided.

5. Representations and Warranties.

5.1. Representations and Warranties of Subordinated Agent. To induce Agent and Senior L/C Lender to execute and deliver this Agreement, the Subordinated Agent hereby represents and warrants to Agent and Senior L/C Lender that as of the date hereof: (a) it has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Agreement by Subordinated Agent will not violate or conflict with any material agreement binding upon Subordinated Agent or any law, regulation or order or require any consent or approval which has not been obtained; (c) this Agreement is the legal, valid and binding obligation of Subordinated Agent, enforceable against Subordinated Agent in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally and by equitable principles; (d) Subordinated Agent and each Subordinated Creditor are the sole owners, beneficially and of record, of the Subordinated Debt Documents and the Subordinated Debt; (e) Subordinated Agent has the authority to bind all Persons that are currently Subordinated Creditors and all Persons that become Subordinated Creditors; and (f) the Subordinated Debt is, and at all times prior to the termination of this Agreement shall remain, an unsecured obligation of the Credit Parties.

5.2. Representations and Warranties of Agent. To induce the Subordinated Agent to execute and deliver this Agreement, Agent hereby represents and warrants to the Subordinated Agent that as of the date hereof: (a) Agent is a limited liability company duly formed and validly existing under the laws of the State of Delaware; (b) Agent has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (c) the execution of this Agreement by Agent will not violate or conflict with the organizational documents of Agent, any material agreement binding upon Agent or any law, regulation or order or require any consent or approval which has not been obtained; and (d) this Agreement is the legal, valid and binding obligation of Agent, enforceable against Agent and each current and future Senior Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

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5.3. Representations and Warranties of Senior L/C Lender. To induce the Subordinated Agent to execute and deliver this Agreement, Senior L/C Lender hereby represents and warrants to the Subordinated Agent that as of the date hereof: (a) Agent has the power and authority to enter into, execute, deliver and carry out the terms of this Agreement, all of which have been duly authorized by all proper and necessary action; (b) the execution of this Agreement by Senior L/C Lender will not violate or conflict with any material agreement binding upon Senior L/C Lender or any law, regulation or order or require any consent or approval which has not been obtained; and (c) this Agreement is the legal, valid and binding obligation of Senior L/C Lender, enforceable against Senior L/C Lender in accordance with its terms, except as such enforceability may be limited by applicable bankruptcy, insolvency, reorganization, moratorium or similar laws affecting the enforcement of creditors’ rights generally or by equitable principles.

6. Subrogation. Subject to the Payment in Full of all Senior Debt, Subordinated Agent and each Subordinated Creditor shall be subrogated to the rights of Senior Lenders to receive Distributions with respect to the Senior Debt until the Subordinated Debt is paid in full. Subordinated Agent, on behalf of itself and each Subordinated Creditor, agrees that in the event that all or any part of a payment made with respect to the Senior Debt is recovered from the holders of the Senior Debt in a Proceeding or otherwise, any Distribution received by Subordinated Agent or Subordinated Creditors with respect to the Subordinated Debt at any time after the date of the payment that is so recovered, whether pursuant to the right of subrogation provided for in this Agreement or otherwise, shall be deemed to have been received by Subordinated Agent or Subordinated Creditors in trust as property of the holders of the Senior Debt and Subordinated Agent or Subordinated Creditors shall forthwith deliver the same to the Agent for the benefit of the Senior Note Lenders (to be held and/or applied to the Senior Note Debt by the Agent in accordance with the terms of the Senior Note Debt Documents) until all Senior Note Debt is Paid in Full (upon such event Agent shall deliver to Senior L/C Lender (or to such other Person entitled thereto under applicable law) amounts and Distributions held and not applied to the Senior Note Debt), and thereafter to Senior L/C Lender (to be held and/or applied to the Senior L/C Debt by Senior L/C Lender in accordance with the Senior L/C Debt Documents) until all Senior L/C Debt is Paid in Full. A Distribution made pursuant to this Agreement to a Senior Lender which otherwise would have been made to a Subordinated Agent or Subordinated Creditors is not, as between the Credit Parties and Subordinated Agent and Subordinated Creditors, a payment by the Credit Parties to or on account of the Senior Debt.

7. Modification. Any modification or waiver of any provision of this Agreement, or any consent to any departure by any party from the terms hereof, shall not be effective in any event unless the same is in writing and signed by Agent, Senior L/C Lender and Subordinated Agent, and then such modification, waiver or consent shall be effective only in the specific instance and for the specific purpose given. Any notice to or demand on any party hereto in any event not specifically required hereunder shall not entitle the party receiving such notice or demand to any other or further notice or demand in the same, similar or other circumstances unless specifically required hereunder.

8. Further Assurances. Each party to this Agreement promptly will execute and deliver such further instruments and agreements and do such further acts and things as may be reasonably requested in writing by any other party hereto that may be necessary in order to effect fully the terms of this Agreement.

9. Notices. Unless otherwise specifically provided herein, any notice delivered under this Agreement shall be in writing addressed to the respective party as set forth below and may be personally served, sent by facsimile or email transmission or sent by overnight courier service or certified or registered United States mail and shall be deemed to have been given (a) if delivered in person, when delivered; (b) if delivered by facsimile or email transmission, on the date of transmission if transmitted on a business day before 4:00 p.m. (New York time) or, if not, on the next succeeding business day; (c) if delivered by overnight courier, one business day after delivery to such courier properly addressed; or (d) if by United States mail, four (4) business days after deposit in the United States mail, postage prepaid and properly addressed.

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Notices shall be addressed as follows:

If to Subordinated Agent:

Longboard Capital Advisors LLC

[Address]

[Address]

[Address]

Telephone:

Email:

If to Senior L/C Lender:

Anthony Tang

[Address]

[Address]

Email:

If to any Credit Party:

c/o Ener-Core, Inc.
9400 Toledo Way
Irvine, CA 92618

Attention:	Domonic J. Carney, CFO
Telephone:	(949) 616-3300
Facsimile:	(949) 616-3399
Email:	DJ.Carney@ener-core.com

If to Agent:

Empery Tax Efficient, LP, as collateral agent
[Address]

[Address]

[Address]

Attention:

Facsimile:

Email:

or in any case, to such other address as the party addressed shall have previously designated by written notice to the serving party, given in accordance with this Section 9.

10. Successors and Assigns. This Agreement shall inure to the benefit of, and shall be binding upon, the respective successors and assigns of Senior Lenders, Subordinated Agent and the Credit Parties. To the extent permitted under the applicable Senior Debt Documents, Senior Lenders may, from time to time, without notice to the Subordinated Agent, assign or transfer any or all of the Senior Debt or any interest therein to any Person and, notwithstanding any such assignment or transfer, or any subsequent assignment or transfer, the Senior Debt shall, subject to the terms hereof, be and remain Senior Debt for purposes of this Agreement, and every permitted assignee or transferee of any of the Senior Debt or of any interest therein shall, to the extent of the interest of such permitted assignee or transferee in the Senior Debt, be entitled to rely upon and be the third party beneficiary of the subordination provided under this Agreement and shall be entitled to enforce the terms and provisions hereof to the same extent as if such assignee or transferee were initially a party hereto. Subordinated Agent, on behalf of itself and each Subordinated Creditor, agrees that any party that consummates a Permitted Refinancing may rely on and enforce this Agreement.

11. Relative Rights. This Agreement shall define the relative rights of Senior Lenders, Subordinated Agent and Subordinated Creditors. Nothing in this Agreement shall (a) impair, as among the Credit Parties, Agent and the Senior Note Lenders, and as among the Credit Parties and the Senior L/C Lender, and as among the Credit Parties, the Subordinated Agent and the Subordinated Creditors, the obligation of each Credit Party with respect to the payment of the Senior Note Debt, the Senior L/C Debt and the Subordinated Debt in accordance with their respective terms or (b) affect the relative rights of any Senior Lender, Subordinated Agent or any Subordinated Creditor with respect to any other creditors of any Credit Party.

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12. Conflict. In the event of any conflict between any term, covenant or condition of this Agreement and any term, covenant or condition of any of the Subordinated Debt Documents or the Senior Debt Documents, the provisions of this Agreement shall control and govern.

13. Headings. The paragraph headings used in this Agreement are for convenience only and shall not affect the interpretation of any of the provisions hereof.

14. Counterparts. This Agreement may be executed in multiple counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery of an executed counterpart of this Agreement by telecopy or electronic mail shall be equally effective as delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telecopy or electronic mail also shall deliver an original executed counterpart of this Agreement but the failure to deliver an original executed counterpart shall not affect the validity, enforceability, and binding effect of this Agreement.

15. Severability. In the event that any provision of this Agreement is deemed to be invalid, illegal or unenforceable by reason of the operation of any law or by reason of the interpretation placed thereon by any court or governmental authority, the validity, legality and enforceability of the remaining provisions of this Agreement shall not in any way be affected or impaired thereby, and the affected provision shall be modified to the minimum extent permitted by law so as most fully to achieve the intention of this Agreement.

16. Continuation of Subordination; Termination of Agreement. This Agreement shall remain in full force and effect until Payment in Full of all of the Senior Debt, after which this Agreement shall terminate without further action on the part of the parties hereto.

17. GOVERNING LAW; SUBMISSION TO JURISDICTION. THIS AGREEMENT SHALL BE GOVERNED BY, AND SHALL BE CONSTRUED AND ENFORCED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES. THE SUBORDINATED AGENT, AGENT, SENIOR L/C LENDER AND EACH CREDIT PARTY HEREBY CONSENTS TO THE JURISDICTION OF ANY STATE OR FEDERAL COURT LOCATED WITHIN THE COUNTY OF NEW YORK, STATE OF NEW YORK AND IRREVOCABLY AGREES THAT ALL ACTIONS OR PROCEEDINGS ARISING OUT OF OR RELATING TO THIS AGREEMENT SHALL BE LITIGATED IN SUCH COURTS. THE SUBORDINATED AGENT, AGENT, SENIOR L/C LENDER AND EACH CREDIT PARTY EXPRESSLY SUBMITS AND CONSENTS TO THE JURISDICTION OF THE AFORESAID COURTS AND WAIVES ANY DEFENSE OF FORUM NON CONVENIENS. THE SUBORDINATED AGENT, AGENT, SENIOR L/C LENDER AND EACH CREDIT PARTY HEREBY WAIVES PERSONAL SERVICE OF ANY AND ALL PROCESS AND AGREES THAT ALL SUCH SERVICE OF PROCESS MAY BE MADE UPON IT BY CERTIFIED OR REGISTERED MAIL, RETURN RECEIPT REQUESTED, ADDRESSED TO SUCH PERSON AT THEIR RESPECTIVE ADDRESSES SET FORTH IN THIS AGREEMENT AND SERVICE SO MADE SHALL BE COMPLETE TEN (10) DAYS AFTER THE SAME HAS BEEN POSTED.

18. WAIVER OF JURY TRIAL. THE SUBORDINATED AGENT, EACH CREDIT PARTY, SENIOR L/C LENDER AND AGENT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY LEGAL ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT, ANY OF THE SUBORDINATED DEBT DOCUMENTS OR ANY OF THE SENIOR DEBT DOCUMENTS AND AGREES THAT ANY SUCH ACTION OR PROCEEDING SHALL BE TRIED BEFORE A COURT AND NOT BEFORE A JURY. THE SUBORDINATED AGENT, EACH CREDIT PARTY, SENIOR L/C LENDER AND AGENT ACKNOWLEDGES THAT THIS WAIVER IS A MATERIAL INDUCEMENT TO ENTER INTO A BUSINESS RELATIONSHIP, THAT EACH HAS RELIED ON THE WAIVER IN ENTERING INTO THIS AGREEMENT, THE SUBORDINATED DEBT DOCUMENTS AND THE SENIOR DEBT DOCUMENTS AND THAT EACH WILL CONTINUE TO RELY ON THIS WAIVER IN THEIR RELATED FUTURE DEALINGS. THE SUBORDINATED AGENT, EACH CREDIT PARTY, SENIOR L/C LENDER AND AGENT WARRANTS AND REPRESENTS THAT EACH HAS HAD THE OPPORTUNITY OF REVIEWING THIS JURY WAIVER WITH LEGAL COUNSEL, AND THAT EACH KNOWINGLY AND VOLUNTARILY WAIVES ITS JURY TRIAL RIGHTS.

19. Agent/Senior L/C Lender Relationship. Agent and Senior L/C Lender acknowledge and agree that, notwithstanding anything to the contrary contained herein, various rights and obligations among the Agent and the Senior Note Lenders, on the one hand, and the Senior L/C Lender, on the other hand, are subject to the Senior Intercreditor Agreement.

[Signature Pages Follow]

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IN WITNESS WHEREOF, the Subordinated Agent, the Credit Parties, Senior L/C Lender and Agent have caused this Agreement to be executed as of the date first above written.

SUBORDINATED AGENT:

Longboard Capital Advisors LLC

By:
Name:
Title:

[Subordination Agreement]

CREDIT PARTIES:

ENER-CORE, INC.

By:
Name:
Title:

ENER-CORE POWER, INC.

By:
Name:
Title:

[Subordination Agreement]

SENIOR L/C LENDER:

Anthony Tang

[Subordination Agreement]

AGENT:

EMPERY TAX EFFICIENT, LP

By:	Empery Asset Management, LP, its authorized agent

By:
Name:	Brett Director
Title:	General Counsel

[Subordination Agreement]